Loans and Borrowings	6 Months Ended
Jun. 30, 2020
Disclosure of Loans and Borrowings [Abstract]
Loans and Borrowings
Note 10 - Loans and Borrowings

The Talasol Project Finance –

					June 30, 2020
		Original	Interest	Payment	Face	Carrying
Identity of	Loan	amount of	Mechanism	date of	value	amount
borrower	date	loan	and rate	principal	€ in thousands
Talasol Project Finance	February 2020	80.4 million EUR	Annual interest of Euribor with a margin (expected to be 1.76%) and annual interest of 6 month Euribor with margin of 2%- 2.75%.	March 31 and September 30 of each of the years 2021-2033	80,353	92,853

			Less current maturities		727	1,906

			Total material Company loans issued in the period		79,626	90,947

On April 30, 2019, the Talasol Project reached financial closing. The Talasol Project Finance includes the following facilities:

a.
A term facility in the amount of approximately €65.9 million, with a term ending on September 30, 2033, repaid in unequal sculptured semi-annual installments. Loan amounts drawn from this facility will bear an annual interest of 6 month Euribor (with a zero floor and synchronous with the applicable interest period described below) plus a margin determined based on the stage of the Talasol Project. The applicable margins are: (i) 2.25% until technical completion, (ii) 2% from technical completion until the 5th anniversary of technical completion, (iii) 2.25% from the 5th anniversary of technical completion until the termination date of the power hedge agreement that Talasol entered into last June (the “PPA”, i.e., September 30, 2030), and (iv) 2.5% from the termination date of the PPA until the end of the term of the commercial term facility. Since February, 2020, an amount of approximately €40.4 million was drawn down on account of this Loan. Related expenses capitalized to the loan comprised mainly of related notary fee and bank charges amount to approximately €3.7 million;

b.
A revolving debt service reserve facility in the amount of €4.45 million, with a term ending on the earlier of: (i) September 30, 2033 or (ii) the date on which the commercial term loan set forth under (a) above has been repaid in full. Loan amounts drawn from this facility will bear an annual interest of 6 month Euribor (with a zero floor) plus a margin determined based on the stage of the Talasol Project. The applicable margins are: (i) 2.5% until technical completion, (ii) 2.25% from technical completion until the 5th anniversary of technical completion, (iii) 2.50% from the 5th anniversary of technical completion until the termination date of the PPA, and (iv) 2.75% from the termination date of the PPA until the termination date;

c.
A VAT facility in the amount of €6.67 million, with a term ending on June 30, 2021, repaid by using balances available in the VAT reimbursement account but in no event later than June 30, 2021. Loan amounts drawn from this facility will bear an annual interest of 1 month Euribor (with a zero floor) plus a margin of 2%. An amount of approximately €0.1 million was drawn down on account of this Loan;

d.
A letter of credit facility in the initial amount of €12 million, with a term ending on September 30, 2030, to be repaid in full on its termination date and bearing an annual interest of (i) 1.25% for amounts cash covered, and (ii) 2% for any other amounts;

e.
A term facility in the amount of €65 million from EIB, granted under the Investment Plan for Europe known as the Juncker Plan, with a term ending on September 30, 2033, repaid in unequal sculptured semi-annual installments. Loan amounts drawn from this facility will bear an annual interest of Euribor synchronous with the applicable interest period described below plus a margin (expected to be 1.76%). Since February, 2020, an amount of approximately €39.9 million was drawn down on account of this Loan. Related expenses capitalized to the loan comprised mainly of related notary fee and bank charges amount to approximately €3.7 million; and

f.
A revolving debt service reserve facility from the EIB in the amount of €4.45 million granted by EIB under the Investment Plan for Europe, with a term ending on the earlier of: (i) September 30, 2033 or (ii) the date on which the commercial term loan set forth under (e) above has been repaid in full. Loans drawn from this facility will bear an annual interest of 6 month Euribor (with a zero floor) plus a margin, which is expected to be similar to the CFL Debt Service Reserve Facility under (b) above.

During the construction period, interest payments on the term, revolving debt and VAT facilities will be made on a monthly basis, and semi-annually thereafter (commencing March 31, 2021). The VAT facilities’ interest period, however, remains on a monthly basis. The agreements executed in connection with the Talasol Project Finance provide for mandatory prepayment upon the occurrence of certain events and various customary representations, warranties and covenants, including covenants to maintain a Historic and Projected DSCR not lower than 1.05:1, and not to make distributions in the event that: (i) the Historic and Projected DSCR will be lower than 1.15:1.0 and (ii) the Loan Life Cover Ratio will be lower than 1.20:1.0. The facilities provided by the EIB include certain other representations and undertakings mandated by applicable EU regulation.

The Talasol Project Finance documents require that security interests be provided in connection with the following: (i) Talasol’s shares (held by the Company’s wholly-owned subsidiary, Ellomay Luxemburg), (ii) pledges over accounts, (iii) pledges over Talasol Project’s documents, (iv) pledges over receivables under the shareholders loans, (v) security assignment of hedging claims and (vi) promissory equipment mortgage.

In connection with the Talasol Project Finance, Ellomay Luxemburg, our wholly-owned subsidiary and the parent company of Talasol and the Company undertook separately to (indirectly) retain at least 50.1% of the shares in Talasol and not to buy any debt of, or hedging claims against, Talasol from the entities providing the financing to the Talasol Project.

On April 30, 2019, Talasol entered into a swap agreement, replacing the Euribor 6 month rate with a fixed 6 month rate of approximately 0.9412%.

As the financing was structured for the term of the PPA signed in connection with the Talasol Project (ten years) plus additional three years beyond the term of the PPA, the Talasol Project Finance documentation requires Talasol to prepay the term loans via cash-sweeps to ensure that the term loans are repaid in full until the termination date of the PPA. Talasol has the option to place the relevant cash sweep amounts on a reserve account instead, and, in the event it enters into a satisfactory new power purchase agreement or power hedge agreement, the amounts on the reserve account may be transferred to the operating account of Talasol, to the extent they are not required in prepayment of the term loans to ensure that during the remainder of the term loans the base case ratios are complied with.